SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 12, 2008 (March 17, 2008)

FLAGSHIP GLOBAL HEALTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30556	11-3210792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West 42nd Street

23rd Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2008, Michael Huckabee resigned as a member of Flagship Global Health, Inc.’s (the Company”) Board of Directors to pursue other ventures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2008, the Company’s Board of Directors approved and adopted an amendment to the Amendment and Restated Bylaws of the Company (the “Bylaws”), effective March 14, 2008, which deleted Section 3.8 of Article III of the Bylaws in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2008

FLAGSHIP GLOBAL HEALTH, INC.

By:	/s/ John H. Flood III
Name:	John H. Flood III
Title:	President and Chief Executive Officer